UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	DECEMBER 31, 2012

Item 1. Report to Stockholders

SOURCE CAPITAL, INC.

2012

ANNUAL REPORT

for the year ended December 31

SOURCE CAPITAL, INC.
SUMMARY FINANCIAL INFORMATION

	For the year ended December 31,
	2012		2011
	Total Net Assets	Per Common Share	Total Net Assets	Per Common Share
Beginning of year	$524,173,666	$54.30	$577,534,615	$60.47
Net realized and unrealized gain (loss) on investments	$70,740,161	$8.18	$(24,569,211)	$(2.84)
Net investment income	2,773,272	0.32	1,900,091	0.22
Distributions to Preferred shareholders	(2,349,920)	(0.27)	(4,726,109)	(0.55)
Distributions to Common shareholders	(30,033,683)	(3.47)	(25,965,720)	(3.00)
Redemption of Preferred Stock	(54,153,330)	—	—	—
Net changes during year	$(13,023,500)	$4.76	$(53,360,949)	$(6.17)
End of year	$511,150,166	$59.06	$524,173,666	$54.30

Common market price per share	$52.22		$46.98
Common market discount from net asset value	11.58%		13.5%

DESCRIPTION OF THE COMPANY

Source Capital, Inc., is a major diversified, publicly traded investment company. Its investment portfolio includes a wide range of securities with primary emphasis on common stock.

Source Capital's Common Stock is listed and traded on the New York Stock Exchange, and there are currently 8,655,240 shares outstanding. Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital.

Source Capital is not a mutual fund. Thus, the Company does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common shares are bought and sold on The New York Stock Exchange, and the Company is not involved in such transactions.

Source Capital's investment approach emphasizes primarily equity investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity in contrast with fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments are directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above-average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

The Company has adopted a flexible distribution policy. This policy is designed to pay Common shareholders quarterly distributions at a rate that is substantially in excess of net investment income. The rate is adjusted periodically in response to sustained changes in the net asset value, market conditions, and changes to investment company regulations and tax laws. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess will be distributed to shareholders. For federal income tax purposes, all distributions in excess of current year earnings will be taxable to shareholders as long as the Company continues to have accumulated earnings and profits from prior years.

SOURCE CAPITAL, INC.
LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

2012 Investment Portfolio Returns

Total net assets of Source Capital amounted to $511,150,166 at December 31, 2012, or $59.06 of net asset value per Common share. This compared with Common equity of $470,020,336, and net asset value per Common share of $54.30 one year ago. These changes reflect payments to Common and Preferred shareholders totaling $32,383,603. Source Capital recorded a positive total investment return during 2012 of 15.6% on its Common net asset value, reflecting the reinvestment of dividends and distributions.

Distributions to Common Shareholders

Source Capital's flexible distribution policy allows the Board of Directors to consider changes in net asset value when establishing the quarterly distribution rate. But this policy also provides for the flexibility to consider such other factors as current market conditions and changes to investment company regulations and tax laws. It is the intention of the Board of Directors to continue paying quarterly distributions at a rate that is substantially in excess of net investment income, but not in excess of cumulative earnings.

A quarterly distribution on the Common shares of $1.23 per share was paid on December 15, 2012, to shareholders of record on November 23, 2012. In addition, a special dividend of $0.14 was paid on January 15, 2013, to shareholders of record on December 31, 2012. This special dividend was paid because companies in Source's portfolio paid large dividends in advance of higher tax rates in 2013, and the Company was required to distribute that additional income to shareholders in order to avoid the imposition of an excise tax.

On February 4, 2013, the Board of Directors voted to increase the current distribution rate by $0.05 a Common share and declared a regular quarterly distribution of $0.75 a Common share, payable March 15, 2013. Consistent with Source Capital's flexible distribution policy, this increase primarily reflects the rise in net asset value for the year ended December 31, 2012.

Market Prices and Shareholder Returns

In the long run, the future returns for Source Capital Common shareholders will depend primarily on how well we manage the firm's investment portfolio. The longer the period of time involved, the more important portfolio investment returns will be in determining shareholder returns. However, in the short run, changes in the market price of Source Capital Common shares can deviate from the underlying changes in net asset value causing market returns to be either enhanced or diminished.

The following table presents 2012 market return for Common shareholders:

Change in Market Value:
NYSE Closing Price — 12/31/2012	$52.22
NYSE Closing Price — 12/31/2011	46.98
Net change in 2012	$5.24
Distributions in 2012	3.47
Total return — Amount	$8.71
Total return — Percent	18.5%

Common shareholders who participated in the Company's Automatic Reinvestment Plan experienced a positive return of 18.5% during 2012. On a long-term basis, those shareholders who participated in the Automatic Reinvestment Plan during each of the 36 years since its inception experienced a positive annual compound rate of return of 14.4%.

Redemption of Preferred Stock

On May 30, 2012, the Board of Directors of Source Capital announced the full redemption of all issued and outstanding shares of its $2.40 Preferred Stock, $3 par value on June 29, 2012. The Preferred Stock was redeemed, pursuant to its terms, at its stated call price of $27.50 per share plus accrued and unpaid dividends to the redemption date. A full discussion is available in the Company's June 30, 2012 Semi-Annual Report.

Commentary

Performance

For the fourth quarter Source was up almost 6%, an especially strong performance compared to the market averages.

	Periods Ended December 31, 2012
	Fourth Quarter	One Year	Three* Years	Five* Years	Ten* Years	Fifteen* Years
Source	5.8%	15.6%	11.3%	3.8%	10.3%	9.6%
Russell 2500	3.1%	17.9%	13.3%	4.3%	10.5%	7.4%
S & P 500	(0.4)%	16.0%	10.9%	1.7%	7.1%	7.8%

*  Annualized Returns

Long-term performance was generally strong as well, especially if consideration is given to the harsh market environments in 2000 and 2008. For example, over the past fifteen years, a period that included both of these bear-market periods, Source's average annual return was almost 10%, or a total return of 294% for the entire period.

SOURCE CAPITAL, INC.

We will now discuss some of the best and worst performing stocks in the Source portfolio. In order to make the review more relevant, we are limiting ourselves to companies with portfolio positions of 2% or more.

Starting on the negative side, the stock prices of the following portfolio companies did the worst over the course of the year.

FMC Technologies	(18)%
ScanSource	(12)
Microchip	(9)
Heartland	(9)
Knight	(6)
Clarcor	(4)
Varian Medical	5
Bio-Rad	9
Zebra	10
O'Reilly	12

Note that only six companies had a full-year decline of size. FMC Technologies, which was down 18%, is a technology leader in the equipment that produces deepwater oil and gas. This is a piece of the oil and gas business that is growing much faster than others, driven by relatively lightly-explored geology and rapid technological advances. Equipment from FMC and competitors has enabled the industry to complete oil and gas wells as far as two miles underwater. Recently, subsea processing has supplemented more traditional subsea activities. Specifically oil-water and gas-oil separations have improved project economics and facilitated boosting gas pressure to permit reinjection into the reservoir, or pipelining it to on-shore processing facilities. We like FMC's long-term prospects.

ScanSource, a distributor of specialized business technology products, including bar code and mid-size telecom systems, was down 12%. We believe it is holding on to its domestic market share while growing its business in Latin America and Europe and maintaining an extremely strong balance sheet.

We anticipate continuing to own both FMC and ScanSource going forward, despite their uninspiring stock performance during 2012.

On the positive side, many stocks in the portfolio were up dramatically over the course of the year. The stock prices of the following companies did the best:

Wabco	50%
Franklin Electric	42
Life Technologies	26
Graco	26
Idex	25
Copart	23
CarMax	23
Actuant	23
Signet	21
Spirax-Sarco	21

Wabco, one of our largest portfolio positions, was up 50% for the year. Wabco is a manufacturer of sophisticated heavy truck components, mostly involving brake systems safety. There are several drivers to its business and stock market performance. Most important is heavy truck production rates in developed countries (U.S. and Western Europe) as well as in developing countries, like China, India, and Brazil. Wabco is a leader within a world-wide oligopoly of only two other important competitors. One of the most attractive aspects of the business is the steady increase in government regulations requiring ever more sophisticated equipment to improve safety and fuel economy, as well as demand for Wabco products.

Franklin Electric is a manufacturer of submersible pumps and electric motors for residential, commercial, and irrigation applications. Franklin continues to improve its market share in pumps, a business it entered only in recent years, as well as in its legacy submersible motor business, one in which it has long been a world-wide market share leader. The stock's price was up over 40% in 2012 driven by the reviving housing market and strong farm incomes.

Commentary

"Will Tomorrow Be Too Late?"

During the last few weeks of 2012, the U.S. stock market appeared to trade higher or lower daily based on reading smoke signals from Washington, D.C. The to and fro of negotiations over the "fiscal cliff" led news headlines. Did the deal reached on tax revenue do anything to improve the fiscal situation that we called in our year-end 2010 letter "the greatest long-term risk to the country ... excluding a natural or military disaster"? Hardly. In August, the Congressional Budget Office (CBO) had estimated that budget deficits would total $10 trillion over the next decade under the most likely scenario.1 How much did the year-end tax deal change this forecast? CBO announced that its updated estimate was only 7-8% lower. To paraphrase Popeye's hamburger-loving friend Wimpy, Washington still wants to pay tomorrow for its spending today.

As of our year-end writing, negotiations are just starting over sequestration (automatic, across-the-board spending cuts) and the debt ceiling. We believe that unless any deals on these isssues directly reduce the size of projected deficits (currently running $1 trillion a year) and the estimated $70 trillion present value (today's cost) of future Medicare, Medicaid and Social Security liabilities, then nothing will have changed the long-term risk to the country.2 For the fiscal situation to become sustainable, we believe these or other future agreements (whether piecemeal or a "grand bargain") must include elements of all of the following: 1) deficits must be meaningfully reduced by raising revenue and cutting spending; 2) Social Security needs to be returned to long-term solvency, and; 3) the growth in Medicare and Medicaid spending must be structurally reduced. Finally, all of these changes must be made durable so that future legislative sessions cannot undo the work.

1  CBO, An Update to the Budget and Economic Outlook: Fiscal Years 2012 to 2022. August 2012.

2  Estimation based on data from: Centers for Medicare and Medicaid Services, 2011 Medicare Trustees' Annual Report, August 2011; USA Inc., A Basic Summary of America's Financial Statements, February 2011.

SOURCE CAPITAL, INC.

While we continue to hope that progress will occur on these items, the necessary leadership thus far has not been evident. Every element of the changes that we outlined above will be contentious in the current environment. Passage of them all, other than in a time of crisis, will likely require the leaders to take unpopular positions that will divide their parties. Turning from hope to reality, our base case assumes the status quo continues and that Congress takes no substantive action on the deficit and entitlement issues. Eventually, this policy of postponing action on these substantial issues will likely lead to a loss of market confidence.

We have always emphasized the quality of the companies in the portfolio. These highly profitable businesses typically have limited balance sheet leverage. At December 31, the ratio of net debt (debt less cash) to capital for the entire portfolio was 19%. Most of our companies don't need to borrow in the market because their own cash flows permit them to meet internal maintenance and growth needs while still having the wherewithal to seize strategic opportunities should they arise. In an environment where a loss of market confidence may lead to meaningfully higher interest rates, our companies' ability to rely on internal funding should be a major advantage compared to competitors that find themselves at the mercy of the capital markets.

Company Discussion

The acute reader may have observed already that a major contributor to last year's strong performance was Source's ownership in retailers. Specifically, CarMax was up 23%, Signet plus 21%, and O'Reilly Automotive up 12%. [Note O'Reilly was up 32% in full year 2011, so no apologies needed.]

In addition, the percent of the portfolio occupied by retailers is substantial—very close to 20% for the three names cited above.

Does this mean that the portfolio is especially risky, or that its retailer holdings have boosted our risk level noticeably?

We are concerned about fashion risk and realize that retailers may face big sales declines, unsold inventories, vendor problems, and changes in distribution strategies.

When thinking about our retailer ownership it is important to note two aspects of the strategy. First, we own companies with significantly counter-cyclical business models, selling products like late-model used cars, car parts, and engagement rings, which are likely to hold up well in a future recession.

And second, we are continuing our long-term strategy of selecting companies that have the ability to flourish in an adverse environment. Such companies can improve their operating characteristics, market share for example, while strengthening their balance sheets. Such companies are likely to emerge from a difficult economic environment even stronger than they were when it started.

Note that this second point is all about relative competitive strength. It's OK that non-bridal jewelry is not that great a business during the downturn, as long as Signet is doing much better than their competitors, and has lots of staying power.

Now let's look at the strategic position of some of the companies in more detail.

CarMax's business of selling mostly late-model used cars is clearly less volatile than new car sales. CarMax is a technology and systems leader, having developed superior ways of car buying, refurbishment, and changing car pricing on the lot.

And finally, CarMax has always used a more transparent process for the buyer, covering key aspects of the transaction, including vehicle selection, pricing, financing and extended warranty.

After an extended period of sluggish business over the past five or six years, CarMax is now increasing its store opening pace, an indication that management believes its competitive position has improved during the downturn and the company is ready to take advantage of its greater strength.

O'Reilly Auto is now the number two car parts retailer nationally, trailing only Auto Zone. Parts for car repair are clearly counter-cyclical; they do well in a weak economic environment as people recognize the virtues of low-cost car repair over a new vehicle purchase.

O'Reilly has spent the past few years consolidating its purchase of competitor CSK and now is weighing the company's options for attacking the regions of the country where it is not yet represented. O'Reilly has the personnel and financial resources to do so and no obvious competition other than Auto Zone, which would face anti-trust obstacles.

Finally, Signet Jewelers is a somewhat surprising choice of a low-risk retailer for the portfolio. Two aspects of Signet's business should be noted. First, about half its U.S. business is bridal. There have been no extended episodes of an economically driven downturn in U.S. wedding rates since the Great Depression. The World War II slowdown was caused by an absence of potential spouses.

The second key for Signet is the long-term secular decline of the company's key mall competitors. Zale is the best known of these, but in fact most of the mall jewelry retailers have cut back on stores and inventory investment over the past several years, giving the last man standing, Signet, significant competitive advantages in store leasing, supply chain, and personnel.

We are pleased to receive reader feedback to shareholder letters at the email address, source@fpafunds.com.

Thank you for your continued support and trust.

Eric S. Ende

President and
Chief Investment Officer

February 4, 2013

SOURCE CAPITAL, INC.

The discussion of Company investments represents the views of the Company's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Company's managers believe the Company's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization. The Nasdaq Composite Index is a market capitalization index comprised of over 3,000 stocks.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements," which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

SOURCE CAPITAL, INC.
PORTFOLIO SUMMARY

December 31, 2012
(Unaudited)

Common Stocks		89.1%
Producer Durable Goods	23.8%
Retailing	19.4%
Business Services & Supplies	17.9%
Healthcare	11.9%
Energy	6.2%
Technology	5.8%
Transportation	4.1%
Preferred Stocks		0.6%
Non-Convertible Bonds and Debentures		2.0%
Short-Term Investments		8.6%
Other Assets and Liabilities, Net		(0.3)%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Quarter Ended December 31, 2012
(Unaudited)

Shares
NET PURCHASES
Common Stocks
Aggreko plc	75,466
Domino Printing Sciences plc	212,700
NET SALES
Common Stocks
ManpowerGroup Inc.	90,000
Preferred Stocks
CBL & Associates Properties, Inc.(1)	100,000

(1)  Indicates elimination from portfolio

SOURCE CAPITAL, INC.
FEDERAL INCOME TAX INFORMATION

(Unaudited)
Calendar 2012

Dividends and Distributions:

Record Date	Payable Date	Amount Paid Per Share	(1) Ordinary Income Dividends	(2) Long-Term Capital Gain Distributions
PREFERRED STOCK:
02/24/2012	03/15/2012	$0.600	$0.600	—
05/25/2012	06/15/2012	0.600	0.600	—
06/29/2012	06/29/2012	0.093	0.093	—
TOTAL		$1.293	$1.293	—
COMMON STOCK:
02/24/2012	03/15/2012	$0.700		$0.700
05/25/2012	06/15/2012	0.700	—	0.700
08/24/2012	09/15/2012	0.700	—	0.700
11/23/2012	12/15/2012	1.230	—	1.230
12/31/2012	01/15/2013	0.140	$0.140	—
TOTAL		$3.470	$0.140	$3.330

The amounts in column (1) are to be included as dividend income on your tax return and 99.6% of these amounts are Qualified Dividend Income.

In accordance with the provisions of the Internal Revenue Code, the amounts in column (2) are long-term capital gain distributions.

A Form 1099 has been mailed to all shareholders of record on dividend record dates setting forth the specific amounts to be included in their 2012 tax returns. For corporate shareholders, 99.6% of the amount in column (1) qualifies for the 70% corporate dividends received deduction. Source Capital did not elect to retain any undistributed long-term capital gains for the year ended December 31, 2012. Therefore, Common shareholders will not receive a Form 2439 for 2012.

Notice to Dividend Reinvestment Plan Participants:

When additional shares are issued by Source Capital under the Automatic Reinvestment Plan at a discount from the market price, a participant in the Plan is treated for federal income tax purposes as having received a taxable distribution equal to the market value of the shares purchased. In effect, the discount from market price at which shares are purchased is added to the amount of the cash distribution to determine the total value of the taxable distribution. Such value also becomes the participant's tax basis for the shares purchased under the Plan.

For the year ended December 31, 2012 none of the distributions paid was reinvested at a discount from the market price.

State Tax Information:

None of the amounts reported in column (1) were derived from U.S. Treasury Securities.

Certain states have reduced tax rates for capital gains attributed to securities that meet certain holding periods. The following percentages should be applied to the amounts in column (2): 21.5% of these gains was derived from assets held from 2 to 3 years, 11.4% from 3 to 4 years, 2.6% from 4 to 5 years, 1.4% from 5 to 6 years, and 63.1% of these gains was derived from assets held more than 6 years.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS

December 31, 2012

COMMON STOCKS	Shares or Face Amount	Fair Value
PRODUCER DURABLE GOODS — 23.8%
Actuant Corporation (Class A)	315,700	$8,811,187
Franklin Electric Co., Inc.	225,600	14,025,552
Graco Inc.	395,800	20,379,742
HNI Corporation	513,733	15,442,814
IDEX Corporation	427,100	19,872,963
Rotork plc (Great Britain)	72,200	2,985,737
WABCO Holdings Inc.	383,000	24,967,770
Zebra Technologies Corporation (Class A)*	384,400	15,099,232
		$121,584,997
RETAILING — 19.4%
CarMax, Inc.*	762,200	$28,612,988
L'Occitane International SA (Luxembourg)	1,875,000	5,939,250
O'Reilly Automotive, Inc.*	425,900	38,083,978
Signet Jewelers Limited (Bermuda)	498,200	26,603,880
		$99,240,096
BUSINESS SERVICES & SUPPLIES — 17.9%
Aggreko plc (Great Britain)	225,000	$6,361,492
CLARCOR Inc.	252,700	12,074,006
Copart, Inc.*	687,100	20,269,450
Domino Printing Sciences plc (Great Britain)	602,700	5,709,498
Halma plc (Great Britain)	1,325,000	9,890,860
ManpowerGroup Inc.	126,200	5,355,928
ScanSource, Inc.*	640,263	20,341,156
Spirax-Sarco Engineering plc (Great Britain)	306,506	11,295,574
		$91,297,964
HEALTHCARE — 11.9%
bioMerieux SA (France)	79,887	$7,589,009
Bio-Rad Laboratories, Inc. (Class A)*	147,700	15,515,885
Life Technologies Corporation*	414,198	20,328,838
Sonova Holding AG (Switzerland)	53,500	5,925,612
Varian Medical Systems Inc.*	42,000	2,950,080
VCA Antech Inc.*	413,300	8,699,965
		$61,009,389
ENERGY — 6.2%
FMC Technologies, Inc.*	307,800	$13,183,074
Noble Corporation (Switzerland)	529,200	18,426,744
		$31,609,818
TECHNOLOGY — 5.8%
EVS Broadcast Equipment S.A. (Belgium)	138,800	$8,131,098
Maxim Integrated Products, Inc.	309,600	9,102,240
Microchip Technology Incorporated	374,951	12,219,653
		$29,452,991
TRANSPORTATION — 4.1%
Heartland Express, Inc.	825,800	$10,793,206
Knight Transportation, Inc.	700,600	10,249,778
		$21,042,984
TOTAL COMMON STOCKS — 89.1% (Cost $279,066,011)		$455,238,239

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Shares or Face Amount	Fair Value
PREFERRED STOCKS — 0.6% (Cost $3,011,454)
REAL ESTATE INVESTMENT TRUST
ProLogis Inc. (Series S)	120,000	$3,001,200
NON-CONVERTIBLE BONDS AND DEBENTURES — 2.0%
Cenveo Inc. — 7.875% 2013	$3,000,000	$3,000,000
Helix Energy Solutions Group, Inc. — 9.5% 2016	1,158,000	1,189,845
OMNOVA Solutions Inc. — 7.875% 2018	275,000	283,594
Quality Distribution LLC — 9.875% 2018	3,000,000	3,209,310
Select Medical Holdings Corporation — 7.625% 2015	101,000	101,255
Stanadyne Corporation — 10% 2014	3,000,000	2,782,500
TOTAL NON-CONVERTIBLE BONDS AND DEBENTURES (Cost $10,046,850)		$10,566,504
TOTAL INVESTMENT SECURITIES — 91.7% (Cost $292,124,315)		$468,805,943
SHORT-TERM INVESTMENTS — 8.6%
Short-term Corporate Notes:
Exxon Mobil Corporation — 0.06% 01/02/13	$10,000,000	$9,999,984
Federal Home Loan Bank Discount Note — 0.06% 01/16/13	25,000,000	24,999,375
State Street Bank Repurchase Agreement — 0.01% 01/02/13 (Dated 12/31/2012, repurchase price of $8,680,005, collateralized by $8,845,000 principal amount U.S. Treasury Notes — 0.75% 2017, fair value $8,856,056)	8,680,000	8,680,002
TOTAL SHORT-TERM INVESTMENTS (Cost $43,679,361)		$43,679,361
TOTAL INVESTMENTS — 100.3% (Cost $335,803,676)		$512,485,304
Other assets and liabilities, net — (0.3)%		(1,335,138)
TOTAL NET ASSETS — 100.0%		$511,150,166

*  Non income producing securities

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value:
Investment securites — at fair value (cost $292,124,315) — Notes A and F	$468,805,943
Short-term investments — at amortized cost (maturities 60 days or less) — Notes A and F	43,679,361	$512,485,304
Cash		400
Receivable for accrued interest		239,941
		$512,725,645
LIABILITIES
Payable for:
Accrued dividends	$1,211,734
Advisory fees	293,937
Accrued expenses	48,000
Investment securities purchased	21,808	1,575,479
TOTAL NET ASSETS		$511,150,166
SUMMARY OF SHAREHOLDERS' EQUITY
Common Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,655,240 shares — Note C		$8,655,240
Additional paid-in capital		320,783,440
Undistributed net investment income		735,526
Undistributed net realized gains		4,294,332
Unrealized appreciation of investments		176,681,628
TOTAL NET ASSETS		$511,150,166
Common Stock net asset value per share		$59.06
Common Stock market price per share		$52.22

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF OPERATIONS

For the year ended December 31, 2012

INVESTMENT INCOME
Income
Dividends		$5,982,305
Interest		1,375,186
		$7,357,491
Expenses — Notes A and D:
Advisory fees	$3,592,780
Transfer agent fees and expenses	389,160
Directors' fees and expenses	159,532
Reports to shareholders	145,902
Taxes, other than federal income tax	90,886
Legal, audit and tax services	97,798
Custodian fees and expenses	52,989
Registration and filing fees	30,025
Other expenses	25,147	4,584,219
Net investment income		$2,773,272
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sale of investment securities
(excluding short-term corporate notes with maturities 60 days or less)	$151,051,966
Cost of investment securities sold	117,332,442
Net realized gain on investments — Notes A and E		$33,719,524
Unrealized appreciation of investments:
Unrealized appreciation at beginning of year	$139,660,991
Unrealized appreciation at end of year	176,681,628
Increase in unrealized appreciation of investments		37,020,637
Net realized and unrealized gain on investments		$70,740,161
NET CHANGE IN TOTAL NET ASSETS RESULTING FROM OPERATIONS		$73,513,433

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF CHANGES IN TOTAL NET ASSETS

	For the year ended December 31,
	2012		2011
CHANGES IN TOTAL NET ASSETS
Operations:
Net investment income — Notes A and D	$2,773,272		$1,900,091
Net realized gain on investments — Notes A and E	33,719,524		25,090,915
Change in unrealized appreciation of investments	37,020,637		(49,660,126)
Change in total net assets resulting from operations		$73,513,433		$(22,669,120)
Distributions to Preferred shareholders — Notes A and C:
From net investment income	$(1,679,502)		$(2,366,679)
From net realized capital gains	(670,418)	(2,349,920)	(2,359,430)	(4,726,109)
Distributions to Common shareholders — Notes A and C:
From net investment income	$(866,034)		—
From net realized capital gains	(29,167,649)	(30,033,683)	$(25,965,720)	(25,965,720)
Redemption of $2.40 Cumulative Preferred Stock, $3 par value — Note C		(54,153,330)		—
Net change in total net assets		$(13,023,500)		$(53,360,949)
TOTAL NET ASSETS
Beginning of year		524,173,666		577,534,615
End of year		$511,150,166		$524,173,666

See notes to financial statements.

SOURCE CAPITAL, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of Common Stock outstanding throughout each year

	Year ended December 31,
	2012	2011	2010	2009	2008
Common Stock:
Per share operating performance:
Net asset value at beginning of year	$54.30	$60.47	$50.36	$34.61	$64.75
Income from investment operations:
Net investment income	$0.32	$0.22	$0.48	$0.25	$0.49
Net realized and unrealized gain (loss) on investment securities	8.18	(2.84)	12.58	18.05	(26.58)
Total from investment operations	$8.50	$(2.62)	$13.06	$18.30	$(26.09)
Distributions to Preferred shareholders:
From net investment income	$(0.19)	$(0.28)	$(0.55)	$(0.15)	$(0.53)
From net realized capital gains	(0.08)	(0.27)	—	(0.40)	(0.02)
Distributions to Common shareholders:
From net investment income	(0.10)	—	—	—	—
From net realized capital gains	(3.37)	(3.00)	(2.40)	(2.00)	(3.50)
Total distributions	$(3.74)	$(3.55)	$(2.95)	$(2.55)	$(4.05)
Net asset value at end of year	$59.06	$54.30	$60.47	$50.36	$34.61
Per share market value at end of year	$52.22	$46.98	$53.20	$43.04	$28.29
Total investment return(1)	18.5%	(6.3)%	30.0%	60.9%	(49.3)%
Net asset value total return(2)	15.6%	(5.2)%	26.0%	53.0%	(42.8)%
Ratios/supplemental data:
Net assets at end of year (in thousands)	$511,150	$524,174	$577,535	$490,043	$353,720
Ratios based on average net assets applicable to Common Stock:
Expenses(3)	0.93%	0.96%	0.98%	1.04%	0.97%
Net investment income(3)	0.56%	0.38%	0.92%	0.60%	0.95%
Portfolio turnover rate	7.42%	17.50%	12.59%	8.65%	19.43%
Preferred Stock:
Total shares outstanding(4)	N/A	1,969,212	1,969,212	1,969,212	1,969,212
Asset coverage per share(4)	N/A	$266.18	$293.28	$248.85	$179.62
Involuntary liquidation preference per share	N/A	$27.50	$27.50	$27.50	$27.50
Average market value per share(5)	N/A	$34.60	$34.27	$31.05	$31.49

(1)  Based on market value per share, adjusted for reinvestment of distributions.

(2)  Based on net asset value per share, adjusted for reinvestment of distributions.

(3)  Does not reflect the effect of dividend payments to Preferred shareholders.
  These ratios based on average total net assets are as follows:

	2012	2011	2010	2009	2008
Expenses	0.88%	0.87%	0.88%	0.91%	0.87%
Net investment income	0.53%	0.34%	0.82%	0.52%	0.84%

(4)  Information shown as of the end of the year.

(5)  The average of all month-end market values during each year.

See notes to financial statements.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS

December 31, 2012

NOTE A—Significant Accounting Policies

Source Capital, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

1. SECURITIES VALUATION—The Company's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Company generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note F.

2. USE OF ESTIMATES—The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

3. OTHER—Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations. Distributions payable on the Common Stock are recorded on the ex-dividend date. The ratios of expenses and net investment income to average net assets do not reflect the effect of dividend payments to Preferred shareholders.

NOTE B—Risk Considerations

Investing in the Company may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Company's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Company or the Company could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Company may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Company; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the emphasis on a value-oriented investment approach by the Company's investment adviser, First Pacific Advisors, LLC ("Investment Adviser"), generally results in the Company's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Company's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Company's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Company may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Company may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the Company's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Company having to reinvest the proceeds in lower yielding securities. Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The value of the Company's investments may also decline in response to events affecting the issuer or its credit rating. Lower rated debt securities in which the Company may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012

NOTE C—Capital Stock

On May 30, 2012, the Board of Directors of Source Capital, Inc. announced the full redemption of all issued and outstanding shares of its $2.40 Preferred Stock, $3 par value on June 29, 2012 (the "Preferred Stock Redemption Date"). The Preferred Stock was redeemed, pursuant to its terms, at its stated call price of $27.50 per share plus accrued and unpaid dividends to the Preferred Stock Redemption Date. At the time of the announcement there were 1,969,212 shares of Preferred Stock issued and outstanding, resulting in a total redemption amount of $54,153,330.

The Company did not issue any shares of Common Stock under its Dividend Reinvestment Plan for Common and Preferred shareholders during the year ended December 31, 2012.

NOTE D—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement, the Company pays the Investment Adviser, monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

For the year ended December 31, 2012, the Company paid aggregate fees of $158,000 to all Directors who are not affiliated persons of the Investment Adviser.

NOTE E—Federal Income Tax

No provision for federal taxes is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. The Company intends to maintain this qualification and to distribute to shareholders each year all of its taxable net investment income and taxable net realized gain on investments in accordance with the minimum distribution requirements of the Code.

Dividends and distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at December 31, 2012, were as follows:

Undistributed ordinary income	$735,526
Undistributed net realized gains	$4,463,852

The tax status of dividends and distributions paid during the fiscal years ended December 31, 2012 and 2011, were as follows:

	2012	2011
Preferred Stock:
Dividends from ordinary income	$2,349,920	$4,726,109
Common Stock:
Dividends from ordinary income	$1,211,734	—
Distributions from long-term capital gains	$28,821,949	$25,965,720

The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $35,957,507 during the year ended December 31, 2012. Realized gains and losses are based on the specific identification method.

The cost of securities was $292,293,835 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2012, for federal income tax purposes was $177,686,849 and $1,174,741, respectively, resulting in net unrealized appreciation of $176,512,108. As of and during the year ended December 31, 2012, the Company did not have any liability for unrecognized tax benefits. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Company did not incur any interest or penalties. The Company is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2009 or by state tax authorities for years ended on or before December 31, 2008.

During the year ended December 31, 2012, the Company reclassified $210,508 from undistributed net realized gains to undistributed net investment income to align financial reporting with tax reporting relating to differences in the methods used to amortize market discount.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012

NOTE F—Disclosure of Fair Value Measurements

The Company uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, and relationships observed in the markets among comparable securities. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith under procedures adopted by the authority of the Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Company classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Company's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Company's investments as of December 31, 2012:

Investments	Level 1(2)	Level 2(2)	Level 3(2)	Total
Common Stocks(1)	$455,238,239	—	—	$455,238,239
Preferred Stocks(1)	3,001,200	—	—	3,001,200
Non-Convertible Bonds & Debentures	—	$10,566,504	—	10,566,504
Short-Term Investments	—	43,679,361	—	43,679,361
Total Investments	$458,239,439	$54,245,865	—	$512,485,304

(1)  All common and preferred stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

(2)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the year ended December 31, 2012.

NOTE G—New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-11, Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities, which requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting arrangements, to enable users of its financial statements to understand the effect of those arrangements on its financial position. Entities will be required to provide both net (offset amounts) and gross information in the notes to the financial statements for relevant assets and liabilities that are offset or subject to the arrangements. The amendments in ASU No. 2011-11 are effective for interim and annual periods beginning on or after January 1, 2013 and an entity should provide the disclosures required by the amendments retrospectively for all comparative periods presented. The Fund is in the process of evaluating the disclosure requirements and any impact the new disclosures will have on its financial statements.

NOTE H—Subsequent Events

The Investment Adviser has evaluated the possibility of subsequent events through the date the financial statements were available to be issued and has determined that there are no material events that would require disclosure in the Company's financial statements.

SOURCE CAPITAL, INC.
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF SOURCE CAPITAL, INC.

We have audited the accompanying statement of assets and liabilities of Source Capital, Inc. (the "Company"), including the portfolio of investments, as of December 31, 2012, the related statement of operations for the year then ended, the statements of changes in total net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Source Capital, Inc., as of December 31, 2012, the results of its operations for the year then ended, the changes in total net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 15, 2013

Notice of Source of Distributions
(Unaudited)

Since the sources from which distributions are paid cannot be determined until the end of each fiscal year, the following information amends the statements forwarded to Preferred and Common shareholders with each distribution.

			Source of Distributions
Record Date	Payable Date	Amount Paid Per Share	Net Investment Income	Net Realized Capital Gains
PREFERRED STOCK:
2/24/2012	3/15/2012	$0.600	$0.463	$0.137
5/25/2012	6/15/2012	0.600	0.404	0.196
6/29/2012	6/29/2012	0.093	0.063	0.030
		$1.293	$0.930	$0.363
COMMON STOCK:
2/24/2012	3/15/2012	$0.700	—	$0.700
5/25/2012	6/15/2012	0.700	—	0.700
8/24/2012	9/15/2012	0.700	—	0.700
11/23/2012	12/15/2012	1.230	—	1.230
12/31/2012	1/15/2013	0.140	$0.100	0.040
		$3.470	$0.100	$3.370

See page 7 for federal income tax information.

SOURCE CAPITAL, INC.
DIRECTORS AND OFFICERS

Name, Age & Address	Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the past 5 years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Willard H. Altman, Jr. - (77)*	Director	Term: 1 Year Time Served: 14 Years	Retired. Formerly, until 1995, Partner of Ernst & Young LLP a public accounting firm.	7
Thomas P. Merrick - (75)*	Director	Term: 1 Year Time Served: 6 Years	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	7
Patrick B. Purcell - (69)*	Director	Term: 1 Year Time Served: 2 Year	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial and Administrative Officer from 1989 to March 1998, of Paramount Pictures.	7	The Motion Picture and Television Fund
David Rees - (89)*	Director	Term: 1 Year Time Served: 44 Years	Private investor. Formerly President and Chief Executive Officer of the International Institute of Los Angeles. Formerly, until 1995, the Senior Editor of Los Angeles Business Journal.	1	International Institute of Los Angeles
Allan M. Rudnick - (72)*	Director	Years Served: <1	Private investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Eric S. Ende - (68)	Director President & Chief Investment Officer	Term: 1 Year Time Served: 28 Years	Partner of the Adviser.	3
Steven R. Geist - (59)	Executive Vice President and Portfolio Manager	Time Served: 16 Years	Partner of the Adviser.
J. Richard Atwood - (52)	Treasurer	Time Served: 16 Years	Chief Operating Officer of the Adviser. President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.
Sherry Sasaki - (58)	Secretary	Time Served: 30 Years	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.
Christopher H. Thomas - (55)	Chief Compliance Officer	Time Served: 18 Years	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.
E. Lake Setzler III - (45)	Assistant Treasurer	Time Served: 7 Years	Vice President and Controller of the Adviser.
Michael P. Gomez - (27)	Assistant Vice President	Years Served: <1	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

Each of the above individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA, 90064.

* Audit committee member

Messrs. Altman, Merrick, Purcell and Rudnick serve as members of the audit committee of certain investment companies managed by First Pacific Advisors, LLC ("FPA"), the Company's investment adviser. The Company's Board of Directors has considered the matter of their simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Company.

The Company's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Company, shareholders can call 1-800-982-4372.

The Company's complete proxy voting record for the 12 months ended June 30, 2012, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

SOURCE CAPITAL, INC.
DIRECTORS AND OFFICERS

The Company's Audit Committee Charter is available on its website, www.fpafunds.com, and is available without charge, upon request, by calling 1-800-982-4372. The Company's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2011, was submitted to the NYSE on May 7, 2012. The Company's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Company's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Additional information about the Company is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

SOURCE CAPITAL, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064-1550
(800) 982-4372 or (310) 473-0225

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

LEGAL COUNSEL

K&L Gates LLP
San Francisco, California

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(800) 279-1241 or (201) 329-8660
www.bnymellon.com/shareowner/equityaccess

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

STOCK EXCHANGE LISTING

New York Stock Exchange:  SOR

DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Company ("Dividend Shares"). Mellon Bank, N.A. ("Agent") c/o Computershare, Investment Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938, acts as Agent for participants under the Plan.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Company reserves the right to amend or terminate the Plan.

Purchases of the Company's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Company's Common Stock on the NYSE is lower than the Company's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Company on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Company to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Company.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Company. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Company through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Company. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064-1550

Item 2.                   Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s senior executive and financial officers.

(b)           Not Applicable

(c)           During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                   Audit Committee Financial Expert.

The registrant’s board of directors has determined that Willard H. Altman, Jr., a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.                   Principal Accountant Fees and Services.

	2011	2012
(a) Audit Fees	$37,500	$37,700
(b) Audit Related Fees	-0-	-0-
(c) Tax Fees	$7,300	$8,000
(d) All Other Fees	-0-	-0-

(e)(1)      Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)      Disclose the percentage of services described in each of paragraphs (b) — (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) — (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)          Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)           Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                   Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of all the independent directors of the registrant.  The members of the audit committee are: Willard H. Altman, Jr., Thomas P. Merrick, Patrick B. Purcell, Allan M. Rudnick and David Rees.

Item 6.                   Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

POLICY

First Pacific Advisors, LLC  (“Adviser”) acts as discretionary investment adviser for various clients, including SEC-registered closed-end and open-end investment companies (“RIC clients”), separately managed accounts (including those governed under the laws and provisions of ERISA), as well as non-registered investment funds  (collectively referred to as client or clients).  The Adviser is authorized to vote proxies on behalf of its clients, unless a client specifically retains or delegates this authority to another party in writing.  The Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.

When voting proxies for clients, the Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  The Adviser will act in a prudent and diligent manner intended to enhance the value of the assets of the client’s account.

PURPOSE

The purpose of these Policies and Procedures is to enable the Adviser to comply with its fiduciary responsibilities to clients and the requirements under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the Investment Company Act of 1940, as amended (“1940 Act”).  These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

PROCEDURES

The Adviser is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests.  Although many proxy proposals can be voted in accordance with the Adviser’s guidelines (see “Guidelines” below), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser make an exception to the Guidelines.

CONFLICTS OF INTEREST

Where a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, the Adviser will resolve such a conflict in the manner described below:

Vote in Accordance with the Guidelines.  To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

Obtain Consent of Clients.  To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Adviser’s conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client’s account.

Client Directive to Use an Independent Third Party.  Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation.  Where such independent third party’s recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party’s recommendation.  If the third party’s recommendations are not timely received, the Adviser will abstain from voting the securities held by that client’s account.

The Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process.  All material conflicts of interest so identified by the Adviser will be addressed as above.  Matters to be reviewed include: (i) whether the issuer of the portfolio security to be voted, or an affiliate or employee group of the issuer, is a client of the Adviser; (ii) whether the Adviser has made or is actively considering a business proposal to provide services to the issuer or an affiliate or employee group of the issuer; (iii) whether the Adviser has any other material business relationship with the issuer or an affiliate of the issuer; (iv) whether an officer or director of the Adviser or the portfolio manager responsible for recommending the proxy vote is a close relative or has a personal or business relationship with an executive, director or director candidate of the issuer or is a participant in a proxy contest; and (v) whether there is any other business or personal relationship where the portfolio manager has a personal interest in the outcome of the matter to be voted upon.

LIMITATIONS

In certain circumstances where the Adviser has determined that it is in the client’s best interest, the Adviser will not vote proxies received. In other situations the client will decide unilaterally to retain proxy voting authority. The following are some, but not all, circumstances where the Adviser will limit its role in voting proxies:

Client Maintains Proxy Voting Authority.  Where the client has instructed the Adviser in writing, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client.  If any proxy material is received by the Adviser, it will promptly be forwarded to the client or a specified third party.

Terminated Account.  Once a client account has been terminated with the Adviser in accordance with the investment advisory agreement, the Adviser may refrain from voting any proxies received after the termination.  However, the client may specify in writing who the proxies shall be forwarded to.

Securities No Longer Held.  The Adviser may refrain from voting proxies received for securities which are no longer held by the client’s account.

Securities Lending Programs.  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, where the Adviser determines that a proxy vote is materially important to the client’s account, the Adviser may recall the security for purposes of voting.

Unsupervised Securities.  The Adviser will not vote unsupervised securities.

Non-Discretionary Accounts.  If the Adviser accepts a client with non-discretionary authority it may also yield the authority to vote proxies.

Foreign Issuers/Non-U.S. proxies. The Adviser will vote foreign issue proxies on a best efforts basis. Some foreign proxies may involve a number of issues that restrict or prevent the Adviser’s ability to vote in a timely manner, or otherwise make voting impractical. For example, some proxies may not appear on any platform (including ProxyEdge and ISS) because some issuers do not reimburse custodians for the distribution of proxies.  The Adviser will use its best efforts to vote all proxies but cannot guarantee the votes will be processed due to obstacles such as share blocking, re-registration, required powers of attorney, and sub-custodial arrangements. The Adviser may also be limited in obtaining proxy records but will maintain evidence reflecting best efforts to vote such proxies.

PROXY MANAGEMENT SYSTEMS

FPA utilizes Broadridge’s proxy management system, ProxyEdge, for electronic proxy notification, on-line voting, tracking, monitoring, management, and reporting.  Prior to receiving any electronic ballots, accounts must be setup with Broadridge using their Account Registration Form, which includes a section for the client’s custodian to validate.  FPA is responsible for completion of Part I of the Account Registration Form and when possible, will attach the partially completed form to the proxy notification letter sent to the new account’s custodian who is required to validate and complete Parts II and III.  The custodian will forward the completed Account Registration Form to Broadridge via e-mail or fax.  Once the account is set up with Broadridge, each time the custodian passes votable positions for that account, they will be passed electronically to FPA via ProxyEdge.

In instances when an account has not yet been set up with ProxyEdge, FPA may utilize an independent proxy voting website ( proxyvote.com) to vote electronically.  FPA will contact the client’s custodian to obtain the applicable control number and any applicable codes in order to vote the particular ballot.  In other instances, such as for some non-U.S. proxies (as described above), FPA may have to forward vote instructions to the custodian directly if the issuer is not on a platform.

Additionally, Northern Trust, as a custodian, uses Broadridge for US proxies and Institutional Shareholder Services Inc. (“ISS”) for global proxies. FPA will receive proxy notification from ISS for those clients whose custodian are Northern Trust and will vote ballots using the ISS platform.

PROCEDURES FOR VOTING

Proxies and annual or other reports received by the Adviser for issuers in clients’ accounts under management are promptly forwarded to the appropriate portfolio manager, who votes the proxy and returns it to the operations department to process the votes.

When voting by telephone.  The telephone number on the proxy is called and voted, verification of the vote is made after all proposals have been voted, and the date of the telephone call is noted on the proxy and filed in the account’s file.  Note of the date of the telephone call is also made on the cross-reference report and filed alphabetically in a binder by issuer.

When voting manually.  Sign and date after manually checking each proposal being voted and send through the regular postal service.  A copy of the proxy is filed in the account’s file.  Note of the date of mailing is also made on the cross reference report and filed alphabetically in a binder by issuer.

When voting electronically.  Go online and vote each proxy as designated.  A confirmation is then returned through e-mail.  These confirmations are printed and are then filed with the proxy in the account’s file.  Note of the date of voting is also made on the cross reference report and filed alphabetically in a binder by issuer.

When voting foreign proxies manually.  For proxies that do not appear on any platform (as previously discussed above), the Adviser will use its best efforts to vote all proxies and evidence communications to vote accordingly, regardless of the outcome of the execution.

If there is a disagreement as to how a proxy is to be voted, it is the responsibility of the portfolio managers of the Adviser to discuss and substantiate their voting.  See Guidelines below for further explanation of standard voting procedures.

RECORD KEEPING

In accordance with the Rules under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rules the following information:

1.     these proxy voting policies and procedures, and all amendments thereto;

2.     all proxy statements received regarding client securities (provided however, that the Adviser  may rely on the proxy statement filed on EDGAR as its records);

3.     a record of all votes cast on behalf of clients;

4.     records of all client requests for proxy voting information;

5.     any documents prepared by the Adviser that were material in making a decision and/or used as the basis for the decision; and

6.     all records relating to requests made to clients regarding conflicts of interest in voting the proxy.  These requests will be kept in the client proxy file.

The Adviser will disclose its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser.  The Adviser will prepare all the information required to be filed by its RIC clients on Form N-PX with the Securities and Exchange Commission.

GUIDELINES

Each proxy issue will be considered individually.  The following guidelines are a partial list to be used in voting proposals contained the proxy statements, but will not be used as rigid rules.

1.	Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:		Oppose

	1.	Proposals to stagger board members’ terms;
	2.	Proposals to limit the ability of shareholders to call special meetings;
	3.	Proposals to require super majority votes;
	4.	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;
	5.	Proposals regarding “fair price” provisions;
	6.	Proposals regarding “poison pill” provisions; and
	7.	Permitting “green mail.”

2.	Providing cumulative voting rights		Oppose

3.	“Social issues,” unless specific client guidelines supersede		Oppose

4.	Election of directors recommended by management, except if there is a proxy fight		Approve

5.	Election of independent auditors recommended by management, unless seeking to replace if there exists a dispute over policies		Approve

6.	Date and place of annual meeting		Approve

7.	Limitation on charitable contributions or fees paid to lawyers		Approve

8.	Ratification of directors’ actions on routine matters since previous annual meeting		Approve

9.	Confidential voting		Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises

10.	Limiting directors’ liability		Approve

11.	Eliminate preemptive right		Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict managements’ ability to raise new capital

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution

12.	Employee Stock Purchase Plan	Approve

13.	Establish 401(k) Plan	Approve

14.	Pay director solely in stocks	Case-by-case

15.	Eliminate director mandatory retirement policy	Case-by-case

16.	Rotate annual meeting location/date	Case-by-case

17.	Option and stock grants to management and directors	Case-by-case

18.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested	Case-by-case

19.	Sale of assets, divisions, product rights, etc.	Case-by-case

20.	Other business that may arise at the annual meeting	Case-by-case

21.	Other issues not included on this list	Case-by-case

NOTICE TO CLIENTS OF FIRST PACIFIC ADVISORS, LLC

REGARDING PROXY VOTING POLICIES AND PROCEDURES

Unless specifically noted otherwise in writing by the Client, First Pacific Advisors, LLC (“Adviser”) retains all authority and responsibility to vote proxies for any stocks held in Accounts under its management.

In accordance with Rule 207.206(4)-6 of the Advisers Act of 1940 with respect to proxy voting procedures of the Adviser, we are hereby notifying you of your right to obtain information about our proxy voting policy and procedures, including how we vote shares held in your Account.  If at any time you would like information on our proxy voting policy and procedures, you may send a request in writing to J. Richard Atwood, Chief Operating Officer, First Pacific Advisors, LLC, 11400 West Olympic Boulevard, Suite 1200, Los Angeles, CA 90064, or fax your request to (310) 996-5450, or by e-mail to atwood@firstpacad.com

Item 8.                   Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)     Eric S. Ende and Steven R. Geist are primarily responsible for the day-to-day management of the registrant.

Mr. Ende has been the President, Chief Investment Officer and Director of the registrant for more than the past five years and Partner of the Adviser since October 2006.  Mr. Ende also serves as Director, President and Portfolio Manager of FPA Paramount Fund, Inc. and of FPA Perennial Fund, Inc., and as Vice President of FPA Capital Fund, Inc., FPA New Income, Inc., FPA Funds Trust’s FPA Crescent Fund for more than the past five years, and FPA Funds Trust’s FPA International Value Fund since December 2011. Mr. Ende served as Senior Vice President of First Pacific Advisors, Inc. from December 1994 to September 2006.

Mr. Geist has been the Executive Vice President and Portfolio Manager of the registrant since November 2006, and Partner of the Adviser since October 2006.  Mr. Geist also serves as Executive Vice President and Portfolio Manager of FPA Paramount Fund, Inc. and of FPA Perennial Fund, Inc. for more than the past five years. Mr. Geist served as Senior Vice President and Fixed-Income Manager of the registrant from November 1999 to November 2006, and Vice President of the First Pacific Advisors, Inc. from December 1994 to September 2006.

FPA Capital Fund, Inc., FPA Funds Trust’s FPA Crescent Fund, FPA Funds Trust’s FPA International Value Fund, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA Perennial Fund, Inc. are registered investment companies managed by the Adviser.

(a)(2)     The Portfolio Managers, Eric S. Ende and Steven R. Geist, are also responsible for the day-to-day management of one open-end investment company, one open-end investment company with two officers of the investment adviser, and two other accounts, with total aggregate assets of approximately $541 million at December 31, 2012. None of these accounts have an advisory fee based on the performance of the account. The Adviser does not believe any material conflicts of interest exist as a result of the Portfolio Managers managing the registrant and the other accounts noted above. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell identical securities for several clients managed by the Adviser. The Adviser may aggregate orders for its client accounts for the same security where concurrent decisions are made to purchase or to sell identical securities for several clients managed by the Adviser and such aggregation will generally result in more favorable net results for its clients. In these cases, the Adviser will allocate the securities or proceeds arising out of those transactions (and the related expenses) on an average price basis among the various participants. While the Adviser believes combining orders in this way will, over time, be advantageous to all participants, in particular cases, this procedure could have an adverse effect on the price or the amount of securities purchased or sold by any one client. In making such allocations, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending the investment.

(a)(3)      Compensation of the Adviser’s Portfolio Managers consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the Portfolio Managers are equity owners of the Adviser, participation in residual profits of the Adviser.

The bonus calculation has both variable and fixed components. The most significant portion of the variable component is based upon the Adviser’s assessment of the Portfolio Managers’ performance in three key areas: long-term performance, team building, and succession planning. The Adviser assesses long-term performance over a full market cycle, which generally lasts between five- and ten years. Other considerations include manager and strategy recognition, client engagement and retention and business development. Portfolio Managers can receive 100% of their variable participation when the Fund is closed to investors.

The majority of the fixed portion is based on the revenues received on the assets managed by the Portfolio Managers, including the registrant’s assets.

For Portfolio Managers who are equity owners of the Adviser, the value of their ownership interest is dependent upon their ability to effectively manage their business over the long term.

The Adviser offers a 401(k) plan whereby the Portfolio Managers, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

(a)(4)      The dollar value of shares of Common Stock of the registrant owned at December 31, 2012 by Mr. Ende was between $100,001 and $500,000 and by Mr. Geist was between $10,001 and $50,000.

(b)           Not Applicable.

Item 9.                 Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.               Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.               Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                 Exhibits.

(a)(1)     Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

(a)(2)     Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)     Not Applicable

(b)           Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: February 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: February 21, 2013

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: February 21, 2013